UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2013

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

Series 2003-4

(Issuer of Securities)

Central Index Key Number of registrant: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor of the Trust)

(Exact name of registrant as specified in its charter)

United States	000-28338-03, 333-103210	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 North Walnut Street Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (302) 282-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Registrants are filing this amendment (the “Amendment”) to the current report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2013 (the “Original Form 8-K”) to correct certain errors in the Monthly Certificateholder’s Statement (the “Statement”) filed as Exhibit 99.2 to the Original Form 8-K.

The errors in the Statement were a $3,036.94 overstatement of the Principal Funding Investment Proceeds in line item (xiv) and a $3,036.94 understatement of the Principal Funding Investment Shortfall in line item (xv). The Principal Funding Investment Proceeds was reported in the Original Form 8-K as $18,084.43 when it should have been reported as $15,047.49. The Principal Funding Investment Shortfall was reported as $63,859.90 when it should have been reported as $66,896.84. There were no other line item errors in the Statement.

Exhibit 99.2 to this Amendment replaces in its entirety Exhibit 99.2 to the Original Form 8-K. This Amendment does not otherwise modify or update any of the information contained in the Original Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.2	Monthly Reports with respect to the July 15, 2013 distribution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION, as Servicer

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: September 20, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.2	Monthly Reports with respect to the July 15, 2013 distribution